Exhibit 99.1

Fusion Announces Extension of Forbearance Agreement Period

NEW YORK, NY – April 29, 2019 – Fusion (OTC-MKTS-FSNN), a leading provider of cloud services, announced today that lenders holding in excess of 70% of the Company’s first lien term loans, and 100% of the Company’s revolving lenders, have agreed to extend the forbearance period under the previously executed forbearance agreement dated April 15, 2019 to May 6, 2019.

Further, the Company’s second lien lenders are not permitted to exercise rights or remedies for 150 days from the date of notice of default under the terms of an inter-creditor agreement, which has not yet been provided.

Fusion is continuing to operate in the normal course of business and is providing its customers and partners with outstanding service while it completes a review of various strategic options to enhance its capital structure and business for the future. Fusion will update stakeholders further when the Company’s Board of Directors has approved a specific alternative or transaction or otherwise determined that further disclosure is appropriate or legally required.

About Fusion

Fusion, a leading provider of integrated cloud solutions to small, medium and large businesses, is the industry’s Single Source for the Cloud℠. Fusion's advanced, proprietary cloud services platform enables the integration of leading-edge solutions in the cloud, including cloud communications, contact center, cloud connectivity, and cloud computing. Fusion's innovative, yet proven cloud solutions lower our customers' cost of ownership, and deliver new levels of security, flexibility, scalability, and speed of deployment. For more information, please visit www.fusionconnect.com.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. All statements, other than statements of historical facts, are forward-looking statements. When used in this press release, the words “will,” “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” “potential” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements include, but are not limited to: statements relating to the Company’s ability to identify, evaluate and complete any alternative or transaction with respect to its capital structure and financial position and to refinance or restructure its indebtedness; the impact of the announcement of our review of such alternatives or transactions on our business; including our financial and operating results, or on our employees, suppliers and customers; and the potential need to seek bankruptcy protection; our indebtedness and the significant amount of cash required to service our indebtedness; our continued ability to operate in the normal course and our ability to obtain additional forbearances or extensions of current forbearances. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and the Company’s actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, intentions and expectations. These statements are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of Company’s discussions with its lenders. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither the Company nor any other person assume responsibility for the accuracy and completeness of the forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements after the date of this press release.

Fusion Contact:
Brian Coyne

(212) 201-2404

bcoyne@fusionconnect.com